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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2002

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                               33-0721183
                  --------                               ----------
       (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)             Identification Number)

      17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA              92614
      -------------------------------------------              -----
        (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5. OTHER EVENTS

         First Alliance Corporation has filed its January monthly operating reports with the United States Bankruptcy Court for the Central District of California. A copy of these reports for each bankrupt entity is attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - not applicable.

         (b)      Pro forma financial information - not applicable.

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         (c)      Exhibits

                  (99.1) Monthly Operating Report for the month of January -
                         First Alliance Corporation, a Delaware Corporation, SA 00-12371 LR

                  (99.2) Monthly Operating Report for the month of January -
                         First Alliance Mortgage Company, a California Corporation, SA 00-12370 LR

                  (99.3) Monthly Operating Report for the month of January -
                         First Alliance Mortgage Company, Minnesota, a Minnesota Corporation, SA 00-12372 LR

                  (99.4) Monthly Operating Report for the month of January -
                         First Alliance Portfolio Services, a Nevada
                         Corporation, SA 00-12373 LR

                  (99.5) Monthly Interim Report for the month of January -
                         First Alliance Corporation, a Delaware Corporation, SA 00-12371 LR

                  (99.6) Monthly Interim Report for the month of January -
                         First Alliance Mortgage Company, a California Corporation, SA 00-12370 LR

                  (99.7) Monthly Interim Report for the month of January -
                         First Alliance Mortgage Company, Minnesota, a Minnesota Corporation, SA 00-12372 LR

                  (99.8) Monthly Interim Report for the month of January -
                         First Alliance Portfolio Services, a Nevada
                         Corporation, SA 00-12373 LR



                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:       February 15, 2002
        ----------------------------
                                           FIRST ALLIANCE CORPORATION



                                           By:          /S/ JOEL BLITZMAN
                                                --------------------------------
                                                          Joel Blitzman
                                                  Vice President and Controller